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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                        ______


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 1, 1998
                                                 -------------------------------

                                  GLOBIX CORPORATION
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                  (Exact name of registrant as specified in charter)


   Delaware                      1-14168                 13-3781263
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(State or other juris-          (Commission           (IRS Employer
diction of Incorporation)       File number)          Identification No.)



 295 Lafayette Street, 3rd Floor, New York, New York  10012
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(Address of principal executive offices)            (Zip Code)




Registrant's telephone number,
   including area code                          (212) 334-8500
                                            ------------------------------------


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            (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On July 1, 1998, Globix Corporation (the "Company") through BLP Acquisition LLC, a New York limited liability company ("BLP"), purchased the land and building located at 139 Centre Street, New York, New York, Borough of Manhattan (the "Property") from Bank Leumi USA, a New York banking corporation ("Bank Leumi"). The Property includes a nine story building containing approximately 160,000 square feet of floor space. The Property was previously occupied in its entirety by Bank Leumi and housed Bank Leumi's operations and money center. The Company intends to use the Property to house its New York SuperPOP facility and operations. The Company anticipates occupying the Property beginning September 1998.

     The total acquisition cost, including the cost of purchasing the rights to acquire the Property, of $17,000,000 was paid for with proceeds from the Company's $160,000,000 13% Senior Subordinated Notes offering that was concluded on April 30, 1998. In the event the Company sells the Property, the Company has agreed to pay additional consideration, under certain circumstances, to a former holder of rights to purchase the Property.

     The Company has also entered into a Purchase Agreement dated as of June 2, 1998 with Hanover Equities, Inc., a Delaware corporation ("Hanover"), the minority member of BLP, setting forth the terms and conditions pursuant to which Hanover can require the Company to purchase all of Hanover's right, title and


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interest in BLP and pursuant to which the Company can require Hanover to sell all of its right, title and interest in BLP to the Company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  EXHIBITS.

          99(a) Purchase Agreement between Hanover Equities, Inc. and the Company dated as of June 2, 1998.

          99(b) Purchase Agreement between Young Woo and the Company dated as of June 2, 1998.


                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GLOBIX CORPORATION




                                        By  /s/ Marc H. Bell
                                           -------------------------------
                                           Marc H. Bell, President
                                             and Chief Executive Officer


Dated:  July 16, 1998


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                                    EXHIBIT INDEX


                                                                    Sequentially
Exhibit                                                            Numbered Page
-------                                                            -------------

 99(a)    Purchase Agreement between Hanover Equities, Inc.
          and the Company dated as of June 2, 1998.

 99(b) Purchase Agreement between Young Woo and the Company dated as of June 2, 1998.


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